
                          List of Purchasers
                          ------------------

REGISTRATION LIST 1:
                                                 Shares             Investment
Investor                        Agreement     (@ $.20 ea.)             Total
-------------------------------------------------------------------------------
 1 Abatti, James A.                Yes          175,000               $35,000
 2 Alexander, Joseph C.            Yes           61,500               $12,300
 3 Bloom, Benjamin                 Yes           18,000                $3,600
 4 Christensen, Robert F.          Yes        1,500,000              $300,000
 5 Desai, Parimel                  Yes           15,000                $3,000
 6 Holub, Wayne                    Yes           15,000                $3,000
 7 Hudson, Willie J.               Yes           75,000               $15,000
 8 Jackson, Dr. Rodney W.          Yes           15,000                $3,000
 9 Jeff Lang TTEE FBO Gales
     Creek Ins.                    Yes           50,000               $10,000
10 Lalumia, J.                     Yes           33,625                $6,725
11 Laursen, Henrik                 Yes           19,800                $3,960
12 Merrity, John L.                Yes          500,000              $100,000
13 Nesheim, Mark & Noel            Yes           50,000               $10,000
14 Rangi, Sreekanth                Yes            7,500                $1,500
15 Rosenberg, Mark                 Yes           30,000                $6,000
16 Ryk, Joe                        Yes            7,500                $1,500
17 Shackelford, Roy                Yes           15,000                $3,000
18 Sikkema, Ralph P.               Yes          100,000               $20,000
19 Spitzer, Henry                  Yes          112,500               $22,500
                                              ---------             ---------
   Totals                                     2,800,425              $560,085
                                              =========             =========

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REGISTRATION LIST 2:

                                                                               SHARES        INVESTMENT
                          INVESTOR                             AGREEMENT    (@ $.20 EA.)       TOTAL
------------------------------------------------------------   ---------    -------------

1 Andrews, Robert F.                                              Yes            15,000      $    3,000
2 Barrington, Cynthia A.                                          Yes            11,000      $    2,200
3 Carr, Robert J.                                                 Yes            45,000      $    9,000
4 Connor, Mary                                                    Yes            22,500      $    4,500
5 Elvin L. Booth Revocable Trust                                  Yes            30,000      $    6,000
6 Emerson, Marie B.                                               Yes            25,000      $    5,000
7 Esch, David E.                                                  Yes            60,000      $   12,000
8 Fox, Stella                                                     Yes            27,500      $    5,500
9 Gagliolo, Bruce F.                                              Yes           125,000      $   25,000
10 Garrett, W. Jay & Judy B.                                      Yes            13,750      $    2,750
11 Heckrodt, Margaret                                             Yes            15,000      $    3,000
12 Hogan, William E.                                              Yes            45,000      $    9,000
13 Hogan, William J.                                              Yes            65,000      $   13,000
14 Huff, Tom C.                                                   Yes             7,500      $    1,500
15 Hultgren, Paul J.                                              Yes           125,000      $   25,000
16 Johnson, Neil                                                  Yes             9,000      $    1,800
17 Kriskovich, Robert                                             Yes            25,000      $    5,000
18 Kris, Steven                                                   Yes           200,000      $   40,000
19 Mathis, David                                                  Yes           200,000      $   40,000
20 Millar, James S.                                               Yes            30,000      $    6,000
21 Milne, Ronald R.                                               Yes            30,000      $    6,000
22 Mitchell, Mary Lou                                             Yes            34,995      $    6,999
23 Nelson, Curtis                                                 Yes           139,500      $   27,900
24 Nemeth, Peter P.                                               Yes           243,910      $   48,782
25 Roos, W. Rodger                                                Yes            15,000      $    3,000
26 Schaffner, Edwin K.                                            Yes            60,000      $   12,000
27 Shaffer, Betty J.                                              Yes            55,500      $   11,100
28 Shemaria, Barry                                                Yes           200,000      $   40,000
29 Simmons, Dennis & Margaret                                     Yes            10,000      $    2,000
30 Solberg, Richard L.                                            Yes             7,500      $    1,500
31 Suazo, Treve                                                   Yes             3,000      $      600
32 Sullivan, James W.                                             Yes            15,000      $    3,000
33 Teune, Garret                                                  Yes             5,000      $    1,000
34 Weinstein, Paul                                                Yes            50,000      $   10,000
35 White, William B.                                              Yes            18,750      $    3,750
36 Wieburg, Jack L.                                               Yes            20,000      $    4,000
37 Willis, Bill & Michelle                                        Yes            10,500      $     2100
38 Woods, Stan                                                    Yes             7,500      $    1,500
39 Young, Michael Aaron                                           Yes            45,000      $    9,000
40 Henderson, Thomas A.                                           Yes            33,333      $    5,000
41 Prober, Elaine                                                 Yes            66,667      $   10,000
42 Serafini Jr., John R.                                          Yes           266,667      $   40,000
43 Serafini, Serafini & Darling                                   Yes            66,667      $   10,000
                                                                            -------------    ----------
     Total                                                                    2,500,739      $  478,481
                                                                            ===========================

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
                           INVESTMENT REFUNDS

1 Alexander, Joseph C.                                                     $ 12,000
2 Andrews, Robert F.                                                       $  3,000
3 Belodoff, Ellis                                                          $ 40,000
4 Bloom, Ben                                                               $  3,600
5 Booth, Elvin L. & Jacque M.                                              $  6,000
6 Christensen, Robert F.                                                   $300,000
7 Connor, Mary and Lark, Carol                                             $  4,500
8 Carr, Robert J.                                                          $  9,000
9 Esch, David E.                                                           $ 12,000
10 Gagliolo, G. Suzanne & Bruce F.                                         $ 25,000
11 Garrett, W. Jay and Judy B.                                             $  2,750
12 Heckrodt, Margaret and Stanly                                           $  3,000
13 Hogan, William E.                                                       $  9,000
14 Hogan, William J. & Florence M.                                         $ 13,000
15 Hudson, Willie J. & Linda S.                                            $ 15,000
16 Hultgren, Paul J.                                                       $ 25,000
17 Jackson, Dr. Rodney W.                                                  $  3,000
18 Huff, Tom C. & Eleanor                                                  $  1,500
19 Kriskovich, Robert                                                      $  5,000
20 Laursen, Henrick                                                        $  3,960
21 Lazenby & Merrity                                                       $100,000
22 Mathis, David D.                                                        $ 40,000
23 Millar, James S.                                                        $  6,000
24 Roos, W. Rodger & Patricia J.                                           $  3,000
25 Rosenberg, Mark S.                                                      $  6,000
26 Schaffner, Edwin K.                                                     $ 12,000
27 Shackelford, Roy & Betty                                                $  3,000
28 Simmons, Dennis & Margaret                                              $  2,000
29 Sullivan, James W. and Carol R.                                         $  3,000
30 White, William B.                                                       $  3,750
31 Wieburg, Jack L. & Vonda E.                                             $  4,000
32 Willis, Bill & Michelle                                                 $  2,100
33 Woods, Stan                                                             $  1,500
34 Young, Michael Aaron                                                    $  9,000
35 Polese, Marcia A.                                                       $ 10,000
36 Serafini, Paul M.                                                       $  1,000
37 Abatti, Jim                                                             $ 35,000
38 Barrington, Cynthia Allison                                             $  2,200
39 Desai, Parimal                                                          $  3,000
40 Dorough, Thomas G. (Trust)                                              $ 15,000
41 Fox, Stella                                                             $  5,500
42 Holub, Wayne                                                            $  3,000
43 Johnson, Neil and Andy                                                  $  1,800
44 Kramer, George                                                          $ 10,000
45 Lalumia Jr., Joseph A.                                                  $  6,725
46 Lang Jeff TTEE F/B/O                                                    $ 10,000
47 Nemeth, Peter P.                                                        $ 48,782
48 Nesheim, Mark & Noel                                                    $ 10,000
49 Ryk, Joe                                                                $  1,500
50 Sikkema, Dr. Ralph P.                                                   $ 20,000
51 Solberg Richard and Barbara                                             $  1,500
52 Suazo, Treve                                                            $    600
53 Teune, Garrett                                                          $  1,000
54 Emerson, Marie B.                                                       $  5,000
                                                                           --------
     TOTAL                                                                 $883,567
                                                                           ========

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